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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 22, 2001


                            FRONTIER AIRLINES, INC
--------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


       Colorado              0-24126           84-1256945
       --------              -------           ----------
   (State or other         (Commission        (I.R.S. Employer
     jurisdiction          File Number)       Identification No.)
   of incorporation)



       12015 E. 46th Avenue, Denver, CO          80239
   ------------------------------------          -----
   (Address of principal executive offices)     (zip code)


Registrant's telephone number, including area code: (303) 371-7400
                                                    --------------


                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     99.1   Frontier Airlines Fleet Transition Discussion.

 ITEM 9.  REGULATION FD DISCLOSURE

     Representatives from Frontier Airlines may discuss with analysts and other interested parties the information attached to this Current Report on Form 8-K as Exhibit 99.1.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FRONTIER AIRLINES, INC.



Date: January 22, 2001           By:/s/  Arthur T. Voss
                                 ----------------------
                                 Arthur T. Voss, Vice President

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